                        ANNUAL REPORT / DECEMBER 31 2000

                              AIM JAPAN GROWTH FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      -------------------------------------

                THE WAVE, FROM "ONE HUNDRED FAMOUS VIEWS OF EDO"

                           BY ANDO TOKITARO HIROSHIGE

            ONE OF THE LAST GREAT PRINTMAKERS OF THE UKIYO E SCHOOL,

             HIROSHIGE WAS 19TH-CENTURY JAPAN'S MOST POPULAR ARTIST.

          BEFORE HIROSHIGE, JAPANESE LANDSCAPES WERE PAINTED IN A FOR-

           MAL, ACADEMIC MANNER. HIROSHIGE INTRODUCED A MORE NATURAL,

            LYRICAL APPROACH THAT HAD ENORMOUS POPULAR APPEAL. DURING

          HIS LIFETIME, HIROSHIGE PRODUCED MORE THAN 5,000 PRINTS. THE

           WAVE BELONGS TO A SERIES DEPICTING WELL-KNOWN VIEWS AROUND

                                EDO (NOW TOKYO).

                      -------------------------------------

AIM Japan Growth Fund is for shareholders seeking long-term growth of capital. The fund invests primarily in equity securities of companies located in Japan.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Japan Growth Fund's performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o During the fiscal year ended 12/31/00, the fund paid distributions of $0.6940 per Class A share and $0.6235 per Class B and Class C share.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o Investing in micro-, small and mid-sized companies may involve risks not associated with more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Japan Index is a market-value-weighted average of the performance of more than 300 securities on the Japanese stock exchanges tracked by Morgan Stanley Capital International.
o The unmanaged Standard and Poor's 500 Index (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                             AIM JAPAN GROWTH FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as AIM Funds' new chairman. I feel privileged to succeed Ted Bauer, who recently retired
    [PHOTO OF       as AIM's chairman after a long, successful career in the
    Robert H.       investment industry. Ted has always shown the highest degree
      Graham,       of integrity and commitment to excellence, and I have always
   Chairman of      admired him greatly. I'm also proud to be part of the team
   the Board of     that launched AIM almost 25 years ago. From the beginning,
     THE FUND       AIM has been a very people-oriented, service-minded company,
  APPEARS HERE]     and I plan to carry on that tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets in 2000 were particularly unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 down 9.1%. But 20% to 30% returns, such as we have seen recently, are not typical. Historically, markets decline in one out of every four years. What we have seen in 2000 is a normal downturn, and it appears to be a worldwide trend. In 2000, most overseas markets were more turbulent than their U.S. counterpart.

    Regardless of the impact of market conditions, we know you are counting on us to deliver attractive investment performance. We don't like it when we don't live up to your expectations. We have been disappointed along with you. Because we ourselves invest in AIM funds and use them in our retirement plans, virtually everyone who works here has a stake in at least one AIM fund. All of us have seen the value of our own accounts decline. We know how unpleasant this experience is.

    What are we doing about it? We are sticking with our motto: Invest with Discipline. We still manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a down period in the markets, like the one last year. We just have to be patient, and we urge you to be, too. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though we can expect the situation to remain difficult for some time, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive market valuation in several years. While there is concern that the economy's record long expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets.

    The current environment illustrates the value of professional money management. During downturns, investors may be tempted to make decisions based on emotions, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.

    In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the fiscal year. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman


                             AIM JAPAN GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND CHALLENGED BY VOLATILE MARKET CONDITIONS

STOCK VOLATILITY ROCKED MARKETS AROUND THE WORLD. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?
It was a challenging fiscal year for Japanese securities. In 1999, a Cinderella-like atmosphere prevailed in Japanese markets, with high-tech stocks leading the charmed environment. Indeed, some Japanese-sector mutual funds returned more than 100% in 1999, including AIM Japan Growth Fund. Y2K reversed the fairy tale, however, as equity markets around the world sold off sharply. In this environment, AIM Japan Growth Fund returned -53.73% for Class A shares and -53.97% for Class B and Class C shares for the one-year period ended December 31, 2000. These returns are at net asset value, excluding sales charges.

DESCRIBE THE MARKET ENVIRONMENT IN JAPAN DURING THE REPORTING PERIOD.
Japan was one of the world's star performers in 1999. Indeed, Japanese equity markets began 2000 filled with optimism about both the economy and the stock market. A number of bank mergers in 1999 convinced many that Japan's banking-system problems were a dimming memory and perhaps the economy was finally digging out of the doldrums. And like so many other world equity markets, Japan was riding the global tech-stock craze.
    Euphoria surrounding high-tech stocks, however, came to an end in March as the Nasdaq sold off sharply. Most world markets followed suit, including Japan. Extreme stock-market volatility became almost commonplace. This trend continued into the second quarter, although there was a recovery of sorts in June. Foreign investors, major sellers of the Japanese market earlier in the year, returned as net purchasers in late June.
    And there were signs in the third quarter that the market had stabilized. Improved investor sentiment toward growth stocks in the United States and a growing feeling that the Fed had finished raising rates helped the Japanese market stage a modest rebound led by electronics.
    This improvement, however, was not to last as a number of downward earnings revisions in the United States (notably Intel and Apple, neither fund holdings) hit Japanese shares severely (despite many upward revisions to earnings on Japanese stocks). Continued worldwide stock volatility and a stalling Japanese economy--job growth, industrial production, retail sales and business confidence all took a downturn late in the year--drove investors, especially foreign investors, to further sell Japanese equities in the final quarter.

HOW HAVE OTHER FACTORS AFFECTED JAPANESE MARKETS?
The flood of stock on Japanese markets was due not only to foreign investors selling their shares but also to the unwinding of bank and corporate cross-share holdings. For decades, Japanese companies have held substantial positions in firms with which they have relationships a relic of an era when companies sealed business deals by buying each other's stock. New accounting procedures and the need to focus on return on investment rather than asset growth have led many companies to unwind or sell significant portions of their cross-share holdings.
    The mood, however, was not entirely dire in Japanese markets. Japanese small-cap stocks in general performed well, handily beating most large-cap shares. And certain companies in the shipbuilding, steel and metals and minerals industries did well as corporate restructurings, mergers and historically low stock valuations led to selective buying of these types of companies.
    Japan's currency, the yen, also appeared strong most of the year. Late in 2000, the yen did start to weaken as the economy slowed down. But a falling yen has its benefits. A weaker yen could help boost earnings for Japanese export companies.

HOW DID YOU MANAGE THE FUND?
The companies we own are the ones we hope will lead the future growth of the Japanese economy. We conduct extensive research into a company, including its market capitalization, balance sheet, management and stock price. We continue to believe that any increase in capital expenditure by corporations will be directed to improving productivity, increasing production flexibility and improving profitability by reducing costs. These companies, we hope, will continue to provide the greatest earnings surprises.

                     -------------------------------------

                         EUPHORIA SURROUNDING HIGH-TECH

                       STOCKS, HOWEVER, CAME TO AN END IN

                          MARCH AS THE NASDAQ SOLD OFF

                        SHARPLY. MOST WORLD MARKETS FOL-

                          LOWED SUIT, INCLUDING JAPAN.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM JAPAN GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

                     -------------------------------------

                            READ THIS REPORT ONLINE!

                       A NEW SERVICE--ELECTRONIC DELIVERY

                       OF FUND REPORTS AND PROSPECTUSES--

                      IS AVAILABLE. YOU CAN READ THE SAME

                        AIM REPORT YOU ARE READING NOW--

                        ONLINE. ONCE YOU SIGN UP FOR THE

                      SERVICE, WE WILL SEND YOU A LINK TO

                      THE REPORT VIA E-MAIL. IF YOU CHOOSE

                      TO RECEIVE YOUR REPORTS ONLINE, YOU

                        WILL NOT RECEIVE A PAPER COPY BY

                      MAIL. YOU MAY CANCEL THE SERVICE AT

                       ANY TIME BY VISITING OUR WEB SITE.

                          PLEASE VISIT OUR WEB SITE AT

                        www.aimfunds.com AND GO TO "YOUR

                          AIM ACCOUNT." LOG INTO YOUR

                      ACCOUNT AND THEN CLICK ON THE "VIEW

                        OTHER ACCOUNT OPTIONS" DROPDOWN

                          MENU AND SELECT "eDELIVERY."

                     -------------------------------------

    While the structure of the fund remains relatively unchanged, we have reduced our risk profile somewhat by reducing positions in smaller companies and adding larger, more defensive companies in their place.

COULD YOU DISCUSS SOME OF YOUR HOLDINGS?
Often, stocks in international portfolios are not household names in the United States. But you may be more familiar with their products than you think. Here's an overview of some of the fund's top holdings:
o Kao Corporation: Japan's foremost manufacturer of personal-care, laundry and cleaning products, this company also owns U.S. skin-care company Andrew Jergens. Kao also makes cooking oils, fatty acids and chemicals such as those used in printers and copiers.
o Takeda Chemical Industries: One of Japan's top drug makers, it makes and markets cold remedies, vitamins, food additives and chemical products like insecticides and wood preservatives.
    Takeda sells its products in some 100 countries, including the United States, and has alliances with several firms, including a pact with a Johnson & Johnson subsidiary to sell Tylenol and other nonprescription drugs in Japan.
o Nippon Telegraph and Telephone Corporation (NTT): This company is actually a holding company for regional local phone companies NTT East and NTT West, which enjoy de facto monopolies in their markets, and long-distance carrier NTT Communications.
o NTT DoCoMo: The wireless spin-off of Nippon Telegraph and Telephone (NTT), this company has a 55% market share of the mobile-phone industry in Japan. The company also provides maritime and in-flight phone service and sells handsets and pagers.

WHAT WERE CONDITIONS LIKE AS THE FISCAL YEAR CLOSED ON DECEMBER 31, 2000? Although growth rates may be slowing in Japan, corporate capital spending could continue to grow. The Tankan survey of business confidence in December, although not as positive as previous surveys, still showed that large manufacturers expect capital expenditure to grow. And despite some negative economic data, Finance Minister Kiichi Miyazawa indicated that the economy will become "self-sustaining" in fiscal year 2001 and a supplemental budget would be unnecessary to support the economy.
    The recovery of the Japanese economy as a whole, however, remains uncertain. Still, we believe that the best investment in Japan is to find individual stocks and sectors that perform well regardless of the country's economic situation.

[ART WORK]

PORTFOLIO COMPOSITION

As of 12/31/00, based on total net assets

=============================================================================================================
TOP 10 HOLDINGS                                         TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------
 1. Kao Corp.                               5.40%       1. Electronics (Component Distributors)        20.75%
 2. Secom Co., Ltd.                         5.37        2. Electrical Equipment                         8.83
 3. Canon Inc.                              4.80        3. Personal Care                                7.38
 4. Nippon Telegraph & Telephone Corp.      4.58        4. Services (Commercial & Consumer)             5.37
 5. Murata Manufacturing Co., Ltd.          4.51        5. Investment Banking/Brokerage                 5.01
 6. Fujitsu Ltd.                            4.49        6. Office Equipment & Supplies                  4.80
 7. Rohm Co., Ltd.                          4.27        7. Telecommunications (Long Distance)           4.58
 8. NTT DoCoMo, Ltd.                        3.65        8. Telecommunications (Cellular/Wireless)       3.65
 9. ORIX Corp.                              3.59        9. Financial (Diversified)                      3.59
10. Takeda Chemical Industries, Ltd.        3.55       10. Health Care (Drugs-Generic & Other)          3.55

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=============================================================================================================

          See important fund and index disclosures inside front cover.

                             AIM JAPAN GROWTH FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM JAPAN GROWTH FUND VS. BENCHMARK INDEX

7/19/85-12/31/00

in thousands
================================================================================
                       AIM JAPAN GROWTH FUND,               MSCI
DATE                     CLASS A SHARES                 JAPAN INDEX
--------------------------------------------------------------------------------
7/19/85                       9,450                       10,000
12/31/1985                    11,718                      12,554
12/31/1986                    18,904                      25,035
12/31/1987                    28,770                      35,801
12/31/1988                    35,052                      48,466
12/31/1989                    56,334                      49,299
12/31/1990                    40,145                      31,496
12/31/1991                    39,028                      34,302
12/31/1992                    30,633                      26,946
12/31/1993                    40,891                      33,805
12/31/1994                    43,574                      41,052
12/31/1995                    44,414                      41,338
12/31/1996                    41,111                      34,932
12/31/1997                    37,828                      26,664
12/31/1998                    37,625                      28,007
12/31/1999                    86,818                      45,242
12/31/2000                   $40,169                     $32,501

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares the performance of your fund's Class A shares to a benchmark index over the period 7/19/85-12/31/00. (Please note that index performance figures are for the period 7/31/85-12/31/00.) It is important to understand the differences between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI Japan Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (7/19/85)                         9.42%
  10 Years                                   -0.56
  5 Years                                    -3.08
  1 Year                                    -56.28*
  *-53.73%, excluding sales charges

CLASS B SHARES
  Inception (4/1/93)                          1.29%
  5 Years                                    -2.91
  1 Year                                    -56.13**
  **-53.97%, excluding CDSC

CLASS C SHARES
  Inception (5/3/99)                         -7.76%
  1 Year                                    -54.40***
  ***-53.97%, excluding CDSC
================================================================================

The performance of the fund's Class A, Class B and Class C shares will differ due to different fees and expenses. FOR FUND PERFORMANCE CALCULATIONS AND A DESCRIPTION OF THE INDEX ON THIS PAGE, PLEASE SEE THE INSIDE FRONT COVER.

                             AIM JAPAN GROWTH FUND

                       ANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company


                             AIM JAPAN GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                     MARKET
                                      SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS (JAPAN)-98.61%

AUTOMOBILES-2.48%

Toyota Motor Corp.                       81,400   $  2,598,478
==============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.69%

Tokyo Broadcasting System, Inc.          60,000      1,773,658
==============================================================

COMPUTERS (HARDWARE)-2.60%

NEC Corp.                               149,000      2,723,544
==============================================================

COMPUTERS (NETWORKING)-1.49%

Net One Systems Co., Ltd.                    43      1,071,803
--------------------------------------------------------------
NextCom K.K.(a)                               9        494,315
==============================================================
                                                     1,566,118
==============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-1.75%

Trend Micro Inc.(a)                      14,000      1,012,594
--------------------------------------------------------------
Yahoo Japan Corp.(a)                         14        822,809
==============================================================
                                                     1,835,403
==============================================================

CONSUMER FINANCE-0.54%

Aiful Corp.                               6,950        567,111
==============================================================

ELECTRICAL EQUIPMENT-8.83%

Fujitsu Ltd.                            320,000      4,712,961
--------------------------------------------------------------
Nidec Corp.                               4,400        207,801
--------------------------------------------------------------
TDK Corp.                                23,000      2,236,838
--------------------------------------------------------------
Toshiba Corp.                           315,000      2,104,775
==============================================================
                                                     9,262,375
==============================================================

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-20.75%

Kyocera Corp.                            27,600      3,010,075
--------------------------------------------------------------
Murata Manufacturing Co., Ltd.           40,400      4,734,651
--------------------------------------------------------------
Omron Corp.                             170,000      3,531,135
--------------------------------------------------------------
Rohm Co., Ltd.                           23,600      4,478,923
--------------------------------------------------------------
Sanyo Electric Co., Ltd.                354,000      2,941,228
--------------------------------------------------------------
Sony Corp.                               44,500      3,074,602
==============================================================
                                                    21,770,614
==============================================================

FINANCIAL (DIVERSIFIED)-3.59%

Orix Corp.                               37,600      3,768,550
==============================================================

                                                     MARKET
                                      SHARES         VALUE

FOODS-1.19%

Ariake Japan Co., Ltd.                   20,000   $  1,243,659
==============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-3.55%

Takeda Chemical Industries, Ltd.         63,000      3,724,681
==============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.81%

Hogy Medical Co., Ltd.                   31,200      1,896,449
==============================================================

INVESTMENT BANKING/BROKERAGE-5.01%

Nikko Securities Co., Ltd. (The)        394,000      3,049,589
--------------------------------------------------------------
Nomura Securities Co., Ltd. (The)       123,000      2,210,644
==============================================================
                                                     5,260,233
==============================================================

MACHINERY (DIVERSIFIED)-1.09%

Fanuc Ltd.                               16,800      1,141,648
==============================================================

MANUFACTURING (SPECIALIZED)-2.81%

Nippon Sheet Glass Co., Ltd.            177,000      2,157,932
--------------------------------------------------------------
THK Co., Ltd.                            37,200        793,843
==============================================================
                                                     2,951,775
==============================================================

METALS MINING-2.19%

Mitsui Mining & Smelting Co., Ltd.      298,000      2,293,511
==============================================================

NATURAL GAS-2.27%

Tokyo Gas Co., Ltd.                     806,000      2,382,613
==============================================================

OFFICE EQUIPMENT & SUPPLIES-4.80%

Canon, Inc.                             144,000      5,037,607
==============================================================

PERSONAL CARE-7.38%

Kao Corp.                               195,000      5,662,061
--------------------------------------------------------------
Shiseido Co., Ltd.                      186,000      2,074,077
==============================================================
                                                     7,736,138
==============================================================

RAILROADS-1.56%

East Japan Railway Co.                      279      1,634,861
==============================================================

RETAIL (DEPARTMENT STORES)-3.47%

Marui Co., Ltd.                         241,000      3,635,867
==============================================================

RETAIL (GENERAL MERCHANDISE)-1.31%

Paris Miki, Inc.                         67,500      1,378,455
==============================================================

RETAIL (SPECIALTY)-0.78%

Tsutsumi Jewelry Co., Ltd.               60,000        813,888
==============================================================

                                                     MARKET
                                      SHARES         VALUE

RETAIL (SPECIALTY-APPAREL)-2.07%

Fast Retailing Co., Ltd.                 11,100   $  2,172,626
==============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-5.37%

Secom Co., Ltd.                          86,500      5,636,042
==============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-3.65%

NTT DoCoMo, Inc.                            222      3,824,908
==============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-4.58%

Nippon Telegraph & Telephone Corp.          668      4,808,151
==============================================================
    Total Foreign Stocks & Other
      Equity Interests (JAPAN)
      (Cost $105,985,433)                          103,438,963
==============================================================

                                                     MARKET
                                      SHARES         VALUE

MONEY MARKET FUNDS-20.63%

STIC Liquid Assets Portfolio(b)      10,823,097   $ 10,823,097
--------------------------------------------------------------
STIC Prime Portfolio(b)              10,823,097     10,823,097
==============================================================
    Total Money Market Funds (Cost
      $21,646,194)                                  21,646,194
==============================================================
TOTAL INVESTMENTS-119.24%
  (Cost $127,631,627)                              125,085,157
==============================================================
LIABILITIES LESS OTHER
  ASSETS-(19.24%)                                  (20,183,176)
==============================================================
NET ASSETS-100.00%                                $104,901,981
______________________________________________________________
==============================================================

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost
  $127,631,627)                                 $125,085,157
------------------------------------------------------------
Foreign currencies, at value (cost $1,533,873)     1,528,619
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   675,203
------------------------------------------------------------
  Dividends                                           77,606
------------------------------------------------------------
  Foreign currency contracts outstanding             826,418
------------------------------------------------------------
Other assets                                          14,739
============================================================
    Total assets                                 128,207,742
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            9,661,423
------------------------------------------------------------
  Fund shares reacquired                          13,277,601
------------------------------------------------------------
Accrued advisory fees                                 91,724
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                            131,384
------------------------------------------------------------
Accrued transfer agent fees                           54,005
------------------------------------------------------------
Accrued operating expenses                            85,389
============================================================
    Total liabilities                             23,305,761
============================================================
Net assets applicable to shares outstanding     $104,901,981
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 60,289,218
____________________________________________________________
============================================================
Class B                                         $ 39,121,450
____________________________________________________________
============================================================
Class C                                         $  5,491,313
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            6,785,974
____________________________________________________________
============================================================
Class B                                            4,621,728
____________________________________________________________
============================================================
Class C                                              648,499
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $       8.88
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.88 divided by
      94.50%)                                   $       9.40
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       8.46
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       8.47
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $102,570)                                    $     572,085
============================================================
Dividends from affiliated money market funds         526,085
============================================================
    Total investment income                        1,098,170
============================================================

EXPENSES:

Advisory fees                                      1,928,148
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                       175,650
------------------------------------------------------------
Distribution fees -- Class A                         387,087
------------------------------------------------------------
Distribution fees -- Class B                         751,764
------------------------------------------------------------
Distribution fees -- Class C                         111,080
------------------------------------------------------------
Transfer agent fees                                  496,618
------------------------------------------------------------
Trustees' fees                                        14,160
------------------------------------------------------------
Other                                                165,809
============================================================
    Total expenses                                 4,080,316
============================================================
Less: Expenses paid indirectly                       (11,569)
------------------------------------------------------------
    Net expenses                                   4,068,747
============================================================
Net investment income (loss)                      (2,970,577)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           16,612,217
------------------------------------------------------------
  Foreign currencies                                (707,218)
============================================================
                                                  15,904,999
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (155,143,883)
------------------------------------------------------------
  Foreign currencies                                  10,296
------------------------------------------------------------
  Foreign currency contracts                         826,418
============================================================
                                                (154,307,169)
============================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                     (138,402,170)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(141,372,747)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                                  2000             1999
                                                              -------------    ------------
OPERATIONS:

  Net investment income (loss)                                $  (2,970,577)   $ (1,792,021)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts            15,904,999     (11,813,497)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                         (154,307,169)    155,213,033
===========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (141,372,747)    141,607,515
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (4,572,797)             --
-------------------------------------------------------------------------------------------
  Class B                                                        (2,809,470)             --
-------------------------------------------------------------------------------------------
  Class C                                                          (457,787)             --
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (21,137,204)     44,477,119
-------------------------------------------------------------------------------------------
  Class B                                                       (18,539,562)     41,640,397
-------------------------------------------------------------------------------------------
  Class C                                                        (1,021,999)     10,758,430
-------------------------------------------------------------------------------------------
  Advisor Class*                                                 (9,719,700)      3,653,432
===========================================================================================
    Net increase (decrease) in net assets                      (199,631,266)    242,136,893
===========================================================================================

NET ASSETS:

  Beginning of year                                             304,533,247      62,396,354
===========================================================================================
  End of year                                                 $ 104,901,981    $304,533,247
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 119,137,205    $185,594,011
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (827,635)    (14,299,977)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                   (11,698,375)    (19,358,742)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                    (1,709,214)    152,597,955
===========================================================================================
                                                              $ 104,901,981    $304,533,247
___________________________________________________________________________________________
===========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Japan Growth Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares:
Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000, the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net investment income was increased by $24,282,973, undistributed net realized gains were decreased by $8,244,632 and paid in capital was decreased by $16,038,341 as a result of differing book/tax treatment of nondeductible organizational expenses, foreign currency transactions and net operating loss reclassifications. Net assets of the fund were unaffected by the reclassifications discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $8,987,413 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

     Outstanding foreign currency contracts at December 31, 2000 were as follows:

                                            CONTRACT TO
   SETTLEMENT                         -----------------------                  UNREALIZED
   DATE                    CURRENCY    DELIVER      RECEIVE        VALUE      APPRECIATION
   ----------              --------   ---------   -----------   -----------   ------------
   12/15/00                 JPY       3,884,020   $35,000,000   $34,409,415     $590,585
   ---------------------------------------------------------------------------------------
   12/20/00                 JPY       1,666,530    15,000,000    14,764,167      235,833
   =======================================================================================
                                      5,550,550   $50,000,000   $49,173,582     $826,418
    ______________________________________________________________________________________
   =======================================================================================

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Japan is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. Under the terms of a master sub-advisory agreement between AIM and INVESCO Japan, AIM pays INVESCO Japan 40% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2000, AFS was paid $291,396 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $387,087, $751,764 and $111,080, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $118,634 from sales of the Class A shares of the Fund during the year ended December 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2000, AIM Distributors received $107,046 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,918 and reductions in custodian fees of $8,651 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $11,569.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2000, there were no securities on loan to brokers.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $119,161,414 and $160,790,736, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 14,599,463
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (19,858,112)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $ (5,258,649)
_________________________________________________________
=========================================================

Cost of investments for tax purposes is $130,343,806.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                                                          2000                            1999
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      28,099,376    $ 374,926,995     19,428,484    $ 241,844,051
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,623,447       40,508,157      7,771,106       96,657,608
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                      1,440,250       20,037,673      1,505,640       20,997,654
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 153,964        2,847,769      1,449,716       19,444,530
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         403,242        3,979,998             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         258,645        2,433,851             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                         38,533          362,593             --               --
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                      --               --             --               --
==========================================================================================================================
Conversion of Advisor Class shares to Class A shares:***
  Class A                                                         421,633        8,116,431             --               --
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (414,104)      (8,116,431)            --               --
==========================================================================================================================
Reacquired:
  Class A                                                     (30,003,101)    (408,160,628)   (15,790,359)    (197,366,932)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (4,271,341)     (61,481,570)    (4,429,756)     (55,017,211)
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                     (1,589,418)     (21,422,265)      (746,506)     (10,239,224)
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                (226,080)      (4,451,038)    (1,182,546)     (15,791,098)
==========================================================================================================================
                                                               (3,064,954)   $ (50,418,465)     8,005,779    $ 100,529,378
__________________________________________________________________________________________________________________________
==========================================================================================================================

  * Class C shares commenced sales on May 3, 1999.
 ** Advisor Class share activity for the period January 1, 2000 through February
    11, 2000 (date of conversion).
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              -----------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                              2000(a)    1999(a)     1998(a)    1997(a)     1996(a)
                                                              -------    --------    -------    --------    -------
Net asset value, beginning of period                          $ 20.54    $   8.90    $  8.96    $   9.76    $ 11.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)      (0.14)     (0.02)      (0.08)     (0.04)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (10.79)      11.78      (0.03)      (0.70)     (0.77)
===================================================================================================================
Total from investment operations                               (10.97)      11.64      (0.05)      (0.78)     (0.81)
===================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.69)         --         --          --         --
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --          --      (0.01)      (0.02)     (0.43)
===================================================================================================================
    Total distributions                                         (0.69)         --      (0.01)      (0.02)     (0.43)
===================================================================================================================
Net asset value, end of period                                $  8.88    $  20.54    $  8.90    $   8.96    $  9.76
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                (53.73)%    130.79%     (0.54)%     (7.99)%    (7.43)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $60,289    $161,527    $37,608    $ 44,583    $63,585
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers(c)                                            1.79%(d)     1.87%     1.96%       1.99%      1.84%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.79%(d)     1.87%     2.33%       2.06%      1.94%
===================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.23)%(d)    (1.03)%   (0.19)%    (0.61)%    (0.40)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            62%         43%        67%         58%        31%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges.
(c) Prior to the period ended December 31, 1999, ratios include expense reductions.
(d) Ratios are based on average daily net assets of $110,596,248.

                                                                                     CLASS B
                                                              -----------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                              2000(a)    1999(a)     1998(a)    1997(a)     1996(a)
                                                              -------    --------    -------    --------    -------
Net asset value, beginning of period                          $ 19.62    $   8.55    $  8.67    $   9.49    $ 10.78
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.26)      (0.21)     (0.07)      (0.14)     (0.11)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (10.28)      11.28      (0.04)      (0.66)     (0.75)
===================================================================================================================
    Total from investment operations                           (10.54)      11.07      (0.11)      (0.80)     (0.86)
===================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.62)         --         --          --         --
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --          --      (0.01)      (0.02)     (0.43)
===================================================================================================================
    Total distributions                                         (0.62)         --      (0.01)      (0.02)     (0.43)
===================================================================================================================
Net asset value, end of period                                $  8.46    $  19.62    $  8.55    $   8.67    $  9.49
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                (54.02)%    129.47%     (1.25)%     (8.42)%    (8.05)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $39,121    $117,953    $22,815    $ 24,250    $32,116
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers(c)                                            2.44%(d)     2.52%     2.61%       2.64%      2.49%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.44%(d)     2.52%     2.98%       2.71%      2.59%
===================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.88)%(d)    (1.68)%   (0.84)%    (1.26)%    (1.05)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            62%         43%        67%         58%        31%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Prior to the period ended December 31, 1999, ratios include expense reductions.
(d) Ratios are based on average daily net assets of $75,176,436.

                                                                        CLASS C
                                                              ----------------------------
                                                                              MAY 3, 1999
                                                                              (DATE SALES
                                                                               COMMENCED)
                                                               YEAR ENDED          TO
                                                              DECEMBER 31,    DECEMBER 31,
                                                                2000(a)         1999(a)
                                                              ------------    ------------
Net asset value, beginning of period                             $19.62         $ 10.33
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.26)          (0.17)
------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (10.27)           9.46
==========================================================================================
    Total from investment operations                             (10.53)           9.29
==========================================================================================
Less distributions from dividends from net investment income      (0.62)             --
==========================================================================================
Net asset value, end of period                                   $ 8.47         $ 19.62
__________________________________________________________________________________________
==========================================================================================
Total return(b)                                                  (53.97)%         89.93%
__________________________________________________________________________________________
==========================================================================================
Ratios/supplemental data:
  Net assets, end of period (000s omitted)                       $5,491         $14,891
__________________________________________________________________________________________
==========================================================================================
Ratio of expenses to average net assets:
  Without fee waivers                                              2.44%(c)        2.52%(d)
==========================================================================================
Ratio of net investment income (loss) to average net assets       (1.88)%(c)      (1.68)%(d)
__________________________________________________________________________________________
==========================================================================================
Portfolio turnover rate                                              62%             43%
__________________________________________________________________________________________
==========================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $11,107,960.
(d) Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Trustees of AIM Growth Series and Shareholders of AIM Japan Growth Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Japan Growth Fund (hereafter referred to as the "Fund") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 19, 2001

BOARD OF TRUSTEES                                      OFFICERS                              OFFICE OF THE FUND
Robert H. Graham                                       Robert H. Graham                      11 Greenway Plaza
Chairman, President and Chief Executive Officer,       Chairman and President                Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                                       Dana R. Sutton
C. Derek Anderson                                      Vice President and Treasurer          INVESTMENT MANAGER
Senior Managing Partner,
Plantagenet Capital                                    Melville B. Cox                       A I M Advisors, Inc.
Management, LLC (an investment                         Vice President                        11 Greenway Plaza
partnership); Chief Executive Officer,                                                       Suite 100
Plantagenet Holdings, Ltd.                             Gary T. Crum                          Houston, TX 77046
(an investment banking firm)                           Vice President
                                                                                             TRANSFER AGENT
Frank S. Bayley                                        Carol F. Relihan
Partner, law firm of                                   Vice President and Secretary          A I M Fund Services, Inc.
Baker & McKenzie                                                                             P.O. Box 4739
                                                       Mary J. Benson                        Houston, TX 77210-4739
Ruth H. Quigley                                        Assistant Vice President and
Private Investor                                       Assistant Treasurer                   CUSTODIAN

                                                       Sheri Morris                          State Street Bank and Trust Company
                                                       Assistant Vice President and          225 Franklin Street
                                                       Assistant Treasurer                   Boston, MA 02110

                                                       Nancy L. Martin                       COUNSEL TO THE FUND
                                                       Assistant Secretary
                                                                                             Kirkpatrick & Lockhart LLP
                                                       Ofelia M. Mayo                        1800 Massachusetts Avenue, N.W.
                                                       Assistant Secretary                   Washington, D.C. 20036-1800

                                                       Kathleen J. Pflueger                  COUNSEL TO THE TRUSTEES
                                                       Assistant Secretary
                                                                                             Paul, Hastings, Janofsky & Walker LLP
                                                       Timothy D. Yang                       Twenty Third Floor
                                                       Assistant Secretary                   555 South Flower Street
                                                                                             Los Angeles, CA 90071

                                                                                             DISTRIBUTOR

                                                                                             A I M Distributors, Inc.
                                                                                             11 Greenway Plaza
                                                                                             Suite 100
                                                                                             Houston, TX 77046

                                                                                             AUDITORS

                                                                                             PricewaterhouseCoopers LLP
                                                                                             160 Federal Street
                                                                                             Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to Shareholders during the Fund's tax year ended December 31, 2000, 0% is eligible for the dividends received deduction for corporations.

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                     -------------------------------------

THE AIM FUNDS-REGISTERED TRADEMARK-- RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

    DOMESTIC EQUITY FUNDS                     INTERNATIONAL/GLOBAL EQUITY FUNDS           A I M Management Group Inc. has
                                                                                          provided leadership in the mutual
       MORE AGGRESSIVE                                 MORE AGGRESSIVE                    fund industry since 1976 and
                                                                                          managed approximately $170 billion
AIM Small Cap Opportunities(1)               AIM Latin American Growth                    in assets for nine million
AIM Mid Cap Opportunities(2)                 AIM Developing Markets                       shareholders, including individual
AIM Large Cap Opportunities(3)               AIM European Small Company                   investors, corporate clients and
AIM Emerging Growth                          AIM Asian Growth                             financial institutions, as of
AIM Small Cap Growth(4)                      AIM Japan Growth                             December 31, 2000.
AIM Aggressive Growth                        AIM International Emerging Growth                The AIM Family of
AIM Mid Cap Growth                           AIM European Development                     Funds--Registered Trademark-- is
AIM Small Cap Equity                         AIM Euroland Growth                          distributed nationwide, and AIM
AIM Capital Development                      AIM Global Aggressive Growth                 today is the eighth-largest mutual
AIM Constellation                            AIM International Equity                     fund complex in the United States
AIM Dent Demographic Trends                  AIM Advisor International Value              in assets under management,
AIM Select Growth                            AIM Worldwide Spectrum                       according to Strategic Insight, an
AIM Large Cap Growth                         AIM Global Trends                            independent mutual fund monitor.
AIM Weingarten                               AIM Global Growth                                AIM is a subsidiary of AMVESCAP
AIM Mid Cap Equity                                                                        PLC, one of the world's largest
AIM Value II                                          MORE CONSERVATIVE                   independent financial services
AIM Charter                                                                               companies with $402 billion in
AIM Value                                            SECTOR EQUITY FUNDS                  assets under management as of
AIM Blue Chip                                                                             December 31, 2000.
AIM Basic Value                                        MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                                 AIM New Technology
AIM Advisor Flex                             AIM Global Telecommunications and Technology
                                             AIM Global Infrastructure
      MORE CONSERVATIVE                      AIM Global Resources
                                             AIM Global Financial Services
                                             AIM Global Health Care
                                             AIM Global Consumer Products and Services
                                             AIM Advisor Real Estate
                                             AIM Global Utilities

                                                      MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                     TAX-FREE FIXED-INCOME FUNDS

    MORE AGGRESSIVE                                   MORE AGGRESSIVE

AIM Strategic Income                         AIM High Income Municipal
AIM High Yield II                            AIM Tax-Exempt Bond of Connecticut
AIM High Yield                               AIM Municipal Bond
AIM Income                                   AIM Tax-Free Intermediate
AIM Global Income                            AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                         MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

  MORE CONSERVATIVE

The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000.
(3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                              [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                JPG-AR-1